GE Institutional Funds

Supplement dated September 15, 2006

to Prospectus dated January 29, 2006

The following supplements the section entitled “About the Investment Adviser – About the Sub-Adviser on page 53 of the prospectus as follows:

the following sentence is added to the third paragraph and shall read as follows: “Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.”

the fourth paragraph is hereby deleted in its entirety and replaced with the following: “Jack Feiler, President and Chief Investment Officer, has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the GE Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990-1995.”

The following paragraph supplements the section entitled “How to Invest—Opening an Account” on page 55 of the prospectus:

“Residency Requirement: In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Distributor.”

The following paragraph supplements the second paragraph of the section on “How to Invest—More on Redemption Fees” which was included in a supplement dated June 21, 2006 to the Funds Prospectus:

“The redemption fee does not apply to shares: (1) acquired through dividends or capital gains investments; (2) purchases through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; and (5) that are redemptions effected through a Systematic Withdrawal Plan. These exceptions apply to shares purchased or redeemed either directly with the Fund or its transfer agent or indirectly through an Authorized Firm.”

A new subsection entitled “Full Service Defined Contribution Plans” is hereby added to the section “How to Invest—Disruptive Trading Policy—Omnibus Accounts with Financial Intermediaries which begins on page 59 of the prospectus and shall read as follows:

“Any participant in a full service defined contribution plan that exchanges out of any Fund (other than the Money Market Fund) will be restricted from further exchanging back into that same Fund for a period of 60 days. This restriction does not affect your ability to exchange into any other investment option that has not been restricted or your ability to continue contributions into your defined contribution plan (including that same Fund).

This restriction also does not apply to withdrawals (such as distributions, hardship withdrawals and plan loans) or to loan repayments.”

The additional disclosure provided below has been added to the Prospectus on the specified pages and is effective starting October 16, 2006.

On page 55 under “How to Invest—Opening an Account” the following paragraph replaces the second paragraph of that section in its entirety:

Investors must open an account before purchasing Fund shares. You may obtain an application from your investment professional, from the Distributor by calling 1-800-493-3042 or from the Funds’ website at http://www.geam.com.

A new subsection entitled “Investing through an Authorized Firm” is hereby added under the section “How to Invest” which begins on page 55 of the prospectus, and shall read as follows:

“You may invest through authorized broker-dealers, financial institutions, investment advisers or other intermediaries that have entered into distribution agreements, service agreements or other types of arrangements with the Distributor or the Fund (Authorized Firms).

If you invest through an Authorized Firm with an investment professional, that professional can provide investment advice, determine the suitability of a particular Fund or Funds, help you set up your new account and make subsequent investments for you. Your investment professional will forward your investment details and payment to the Fund. Your investment professional may charge fees not described in this Prospectus. Investors are urged to consult their investment professional for more information.”

On page 56 under “How to Invest—How to Buy Shares” the following information has been added after the third paragraph:

“An investor in the Money Market Fund will receive same-day settlement of a purchase (and begin earning any dividends that day) if (1) that investor’s account has been set-up to provide for same-day settlement of all purchases or that investor has specifically requested same-day settlement for that particular purchase transaction, (2) the purchase order is received in good order by the transfer agent on or before the early purchase cut-off time (normally 3:00 p.m. Eastern time on days the net asset value is calculated) and (3) funds for the purchase are received by the transfer agent on or before the close of the Federal Reserve wire transfer system that day (normally 6:00 p.m. Eastern time). If a purchase order for a same-day settlement account or a purchase order requested for same-day settlement is received in good order before the early purchase cut-off time, but the wired funds are not received timely, the investor will be liable for any resulting losses or fees incurred by the Money Market Fund. Purchase orders by accounts set-up for same-day settlement received after the early purchase cut-off time and before the close of regular trading on the New York Stock Exchange (normally 4:00p.m. Eastern Time) will receive normal (next day) settlement.”

Please note that the receipt of an order by an Authorized Firm before the early cut-off time would not necessarily meet the early cut-off time requirement. Investors should verify with the Authorized Firm they use whether that Firm is able to transmit their orders (and wire required funds) to the transfer agent before the early cut-off time. Please note that this same-day settlement procedure does not apply to the exchange of shares from other GE Institutional Funds.”

On page 58 under “How to Invest—How to Redeem Shares—Special Considerations for Selling Shares” the following information has been added as a new bullet point:

“■ Investors in the Money Market Fund will receive same-day settlement of their redemption and have the proceeds wired that same day (but not be entitled to that day’s dividends) if (1) that investor’s account has been set-up to provide for same-day settlement of all redemptions or that investor has specifically requested same-day settlement for that particular redemption transaction and (2) the redemption order is received in good order by the transfer agent on or before the early redemption cut-off time (normally 1:00 p.m. Eastern time on days the net asset value is calculated). Redemption orders by accounts set-up for same day settlement received after the early redemption cut-off time and before the close of regular trading on the New York Stock Exchange (normally 4:00p.m. Eastern Time) receive normal (next day) settlement. Please note that receipt of an Authorized Firm before the early cut-off time would not necessarily meet the early cut-off time requirement. Investors should verify with the Authorized Firm they use whether than Firm is able to transmit their orders to the Money Market Fund’s transfer agent before the early cut-off time. Please note that same-day settlement does not apply when the settlement of redemptions is delayed for the reasons noted elsewhere in this section, and does not apply to the exchange of shares into other GE Institutional Funds.”

On page 58 under “How to Invest—How to Redeem Shares—Special Consideration for Selling Shares”, the second bullet point is deleted in its entirety and replaced with the following:

“■ Normally, redemption requests are processed by the next business day after receipt of a request in good order (except certain Money Market Fund transactions may be processed same day, as described more fully in the section entitled “How to Buy Shares)”, but payments, in either case, may take up to seven business days if making immediate payment would adversely affect the Fund.”

On page 59 under “How to Invest—How to Exchange Shares” the following information has been added:

“The same-day settlement for the purchase and redemption of shares of the Money Market Fund does not apply to the exchange of those shares from or into another GE Institutional Fund.”

Please retain this supplement for future reference

GE Institutional Funds

(International Equity Fund)

(Small-Cap Equity Fund)

(Strategic Investment Fund)

Supplement dated September 15, 2006

to Prospectus dated January 29, 2006

The following supplements the section entitled “About the Investment Adviser—About the Sub-Adviser on page 23 of the prospectus as follows:

the following sentence is added to the third paragraph in the second column and shall read as follows: “Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.”

the fourth paragraph in the second column is hereby deleted in its entirety and replaced with the following: “Jack Feiler, President and Chief Investment Officer, has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the GE Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990-1995.”

Please retain this supplement for future reference